                                                                       CONFORMED
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 19, 2001
(Date of earliest event reported)                  Commission File No. 333-27341


                           TELEX COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           DELAWARE                                              38-1853300
-------------------------------                              -------------------
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)


            12000 PORTLAND AVENUE SOUTH, BURNSVILLE, MINNESOTA 55337
            --------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       Registrant's telephone number, including area code: (952) 884-4051


================================================================================

ITEMS 1-4       NOT APPLICABLE


ITEM 5          OTHER EVENTS

                ON OCTOBER 19, 2001, TELEX COMMUNICATIONS, INC. (THE "COMPANY") ANNOUNCED THAT IT HAS EXTENDED THE EXPIRATION DATE FOR ITS PREVIOUSLY ANNOUNCED EXCHANGE OFFER AND CONSENT SOLICITATION IN CONNECTION WITH ITS PROPOSED DEBT RESTRUCTURING PLAN. THE PRESS RELEASE ISSUED BY THE COMPANY DETAILING THE EXTENDED EXPIRATION DATE IS ATTACHED AS EXHIBIT 99.1.


ITEM 6          NOT APPLICABLE


ITEM 7          EXHIBITS

                99.1 PRESS RELEASE ISSUED BY THE COMPANY DATED OCTOBER 19, 2001.


ITEMS 8-9       NOT APPLICABLE


SIGNATURE


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                       TELEX COMMUNICATIONS, INC.




Dated:  October 24, 2001               By:  /s/ Ned C. Jackson
                                           -------------------------------------
                                                Ned C. Jackson
                                                President and Chief Executive
                                                Officer




Dated:  October 24, 2001               By:  /s/ Richard J. Pearson
                                           ------------------------------------
                                                Richard J. Pearson
                                                Vice President and Chief
                                                Financial Officer

                           TELEX COMMUNICATIONS, INC.
                                    FORM 8-K

                                  EXHIBIT INDEX

               EXHIBIT NO.       DESCRIPTION
               -----------       ------------
                  99.1           PRESS RELEASE ISSUED BY THE COMPANY DATED OCTOBER 19,
                                 2001.







                                       3